UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2002

Heritage Commerce Corp
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Almaden Boulevard
San Jose, California    95113
(Address of principal executive offices including zip code)

(408) 947-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former Address, if changed since last report)

Item 5. Other Events.

Heritage Commerce Corp Reports Financial Results

for the Year Ended December 31, 2001

Heritage Commerce Corp (the "Company") (Nasdaq: HTBK) today reported consolidated operating results for the year ended December 31, 2001. Consolidated net income was $7,268,000, or $0.64 per diluted share, up 34% from $5,429,000, or $0.49 per diluted share, for the year ended December 31, 2000. Consolidated net income for the year ended December 31, 2000 included nonrecurring merger-related costs for the acquisition of Western Holdings Bancorp of $2,026,000, after tax. Excluding these merger-related cost results in net income of $7,455,000, or $0.67 per diluted share, for the year ended December 31, 2000. There were no merger-related costs for the year ended December 31, 2001. Return on average assets and return on average equity for the year ended December 31, 2001 were 0.84% and 10.23%, respectively, compared with returns of 0.70% and 9.07%, respectively, for the year ended December 31, 2000. Return on average assets and return on average equity excluding the merger-related costs for the year ended December 31, 2000 were 0.96% and 12.45%, respectively. The Company's net interest margin was 5.04% for the year ended December 31, 2001, compared with 5.95% for the year ended December 31, 2000, reflecting the significant reduction in interest rates that took place in 2001 and the Company's slightly asset sensitive position.

For the fourth quarter ended December 31, 2001, the Company reported net income of $1,374,000, or $0.12 per diluted share. For the fourth quarter ended December 31, 2000, net income, including merger-related costs, was $249,000, or $0.02 per diluted share. Excluding merger-related costs, net income was $2,275,000, or $0.20 per diluted share.

The Company's operating results are heavily dependent upon market rates of interest. In a series of reductions during 2001, the Board of Governors of the Federal Reserve System reduced short-term interest rates by an aggregate total of 475 basis points. This decrease in short-term interest rates immediately affected the rates applicable to the majority of the Company's loans. While the decrease in interest rates also lowered the cost of interest bearing deposits, which represent one of the Company's primary funding sources, these deposits tend to reprice more slowly than floating rate loans. The reduction in market rates of interest which took place during 2001, as well as any further reductions that may take place in the future, will continue to have a negative effect on the Company's net interest margin and net interest income.

Noninterest income was $5,932,000 for the year ended December 31, 2001, compared with $2,877,000 for the previous year. The increase in 2001 was primarily due to gains on sales of SBA loans in the amount of $1,758,000 and to an increase in gains on sale of securities in the amount of $688,000, compared to the same period in 2000. The other increases in noninterest income, including service charges and fees of $251,000, were primarily the result of an increase in activity resulting from the growth of the Company.

Noninterest expense for the year ended December 31, 2001 was $33,348,000, representing a decrease of $712,000, or 2%, as compared to noninterest expense for the year ended December 31, 2000 of $34,060,000. The decrease in pretax merger-related expenses of $3,164,000 in 2001 as compared to 2000 was offset by increases in salaries and benefits of $643,000, increases in occupancy and equipment expenses of $667,000 and increases in other expenses of $1,142,000, primarily in advertising and promotion expenses, loan origination costs, and stationery and supplies.

As of December 31, 2001, the Company's total assets were $912,730,000, an increase of $66,506,000, or 8%, from $846,224,000 at December 31, 2000. Total loans were $632,917,000 at December 31, 2001, up 4% from $610,781,000 at December 31, 2000. The Company's allowance for loan losses was $11,154,000, or 1.76% of total loans, as of December 31, 2001, compared to $9,651,000, or 1.58% of total loans, as of December 31, 2000. The Company had no nonperforming assets as of December 31, 2001 and 2000. Total deposits were $807,908,000 at December 31, 2001, up 9% from $738,186,000 at December 31, 2000.

Shareholders' equity as of December 31, 2001 was $74,574,000 compared with $65,733,000 as of December 31, 2000. Book value per share increased to $6.71 as of December 31, 2001, from $6.01 as of December 31, 2000. The Company's leverage capital ratio was 10.20% as of December 31, 2001, up from to 9.32% as of December 31, 2000. The Company's capital ratios continue to be above the well-capitalized guidelines established by the bank regulatory agencies.

All of the Company's operations and the vast majority of its customers are located in California. During the past year, the availability of a sufficient supply of electrical power in California has been unreliable at times. In addition, recent events, including those of September 11, 2001, have increased the uncertainty related to the national and California economic outlook and could have an effect on the future operations of the Company or its customers, including borrowers.

Heritage Commerce Corp, a bank holding company, is the parent company of four financial institutions: Heritage Bank of Commerce, a commercial bank headquartered in the city of San Jose, with Loan Production offices in San Jose, Pittsburg, Santa Cruz, Elk Grove, Watsonville and Chico; Heritage Bank East Bay, a commercial bank headquartered in the city of Fremont, with an office in Danville; Heritage Bank South Valley, a commercial bank headquartered in the city of Morgan Hill, with an office in Gilroy; and Bank of Los Altos, with two offices in Los Altos and an office in Mountain View.

The Company's common stock is listed on the Nasdaq National Market under the symbol "HTBK".

Readers should carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2000 and the Quarterly Reports on Form 10-Q filed by the Company in fiscal 2001.

For further information about the Company's financial performance, contact Brad L. Smith, Chief Executive Officer, at (408) 947-6900 or visit the Company's website at http://www.heritage-bank.com

Forward Looking Statement Disclaimer

This release may contain forward-looking statements that are subject to risks and uncertainties. Such risks and uncertainties may include but are not necessarily limited to fluctuations in interest rates, inflation, government regulations and general economic conditions, and competition within the business areas in which the Company is conducting its operations, including the real estate market in California and other factors beyond the Company's control. Such risks and uncertainties could cause results for subsequent interim periods or for the entire year to differ materially from those indicated. For a discussion of factors which could cause results to differ, please see the Company's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

HERITAGE COMMERCE CORP Condensed Consolidated Financial Information (Unaudited)

                                                  At and For the Three Months Ended    Percent Change From         At and For the Year Ended
-----------------------------------------------------------------------------------------------------------------------------------------------------
(Dollars in thousands,                       Dec. 31,      Sept. 30,     Dec. 31,     Sept. 30,     Dec. 31,      Dec. 31,      Dec. 31,     Percent
except Per Share amounts)                      2001          2001          2000          2001         2000          2001          2000       Change
------------------------------------------- -----------   -----------   -----------  ------------  -----------   -----------   -----------   -------
Per Share Data
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Earnings Per Share (EPS):
   Basic EPS                               $      0.12   $      0.16   $      0.02           (25)%        500% $      0.66   $      0.51        29%
   Diluted EPS                             $      0.12   $      0.16   $      0.02           (25)%        500% $      0.64   $      0.49        31%
End of Period(EOP) Book Value              $      6.71   $      6.62   $      6.01             1%         12% $      6.71   $      6.01        12%

EOP Shares Outstanding                      11,114,967    11,111,719    10,939,124             0%          2%  11,114,967    10,939,124         2%
Weighted Avg. Basic Shares Outstanding      11,113,884    11,106,956    10,887,878             0%          2%  11,082,157    10,607,584         4%
Weighted Avg. Diluted Shares Outstanding    11,381,959    11,395,562    11,322,856             0%          1%  11,379,721    11,108,329         2%

Income Statement Data
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Interest Income                            $    14,414   $    15,943   $    19,089           (10)%        (24)% $    65,370   $    67,921        (4)%
Interest Expense                                 5,250         5,803         7,108           (10)%        (26)%      24,366        25,101        (3)%
Net Interest Income                              9,164        10,140        11,981           (10)%        (24)%      41,004        42,820        (4)%

Loan Loss Provision                                576           279         1,290           106%        (55)%       1,910         3,159       (40)%

Noninterest Income:
  Service Charges and Other Fees                   282           254           186            11%         52%         967           716        35%
  Gain on Sale of Loans                            453           753             0           (40)%          N/A       1,758             0         N/A
  Gain on Sales of Securities Available-For-Sale     0           181             0          (100)%          N/A         732            44     1,564%
  Servicing Income                                  20           105           106           (81)%        (81)%         356           294        21%
  Other Noninterest Income                         572           444           451            29%         27%        2119         1,823        16%
Total Noninterest Income                         1,327         1,737           743           (24)%         79%       5,932         2,877       106%

Noninterest Expense:
  Merger-Related Expenses                            0             0         3,164             N/A       (100)%           0         3,164      (100)%
  Salaries & Employee Benefits                   3,931         4,734         4,130           (17)%         (5)%      18,120        17,477         4%
  Occupancy & Equipment                          1,171         1,159         1,167             1%          0%       4,594         3,927        17%
  Other Noninterest Expense                      2,623         2,794         2,541            (6)%          3%      10,634         9,492        12%
Total Noninterest Expense                        7,725         8,687        11,002           (11)%        (30)%      33,348        34,060        (2)%

Income Before Taxes                              2,190         2,911           432           (25)%        407%      11,678         8,478        38%
Income Taxes                                       816         1,088           183           (25)%        346%       4,410         3,049        45%
Net Income                                 $     1,374   $     1,823   $       249           (25)%        452% $     7,268   $     5,429        34%

Average Balances
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Average Loans                              $   667,838   $   653,914   $   608,082             2%         10% $   645,632   $   537,317        20%
Average Other Earning Assets               $   183,099   $   164,005   $   171,775            12%          7% $   167,924   $   182,614        (8)%
Average Earning Assets                     $   850,937   $   817,919   $   779,857             4%          9% $   813,556   $   719,931        13%
Average Assets                             $   909,385   $   883,733   $   850,310             3%          7% $   868,624   $   779,189        11%
Average Equity                             $    74,624   $    72,085   $    62,590             4%         19% $    71,056   $    59,888        19%
Average Deposits                           $   812,525   $   776,537   $   760,029             5%          7% $   777,113   $   702,251        11%

End of Period Balances
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EOP Loans:
  Real Estate - Land and Contruction       $   174,077   $   164,602   $   171,325             6%          2% $   174,077   $   171,325         2%
  Real Estate - Mortgage                       246,119       239,772       230,468             3%          7%     246,119       230,468         7%
  Commercial                                   208,888       203,806       200,816             2%          4%     208,888       200,816         4%
  Consumer                                       3,833         7,593         8,172           (50)%        (53)%       3,833         8,172       (53)%
Total EOP Loans                            $   632,917   $   615,773   $   610,781             3%          4% $   632,917   $   610,781         4%

EOP Assets                                 $   912,730   $   909,500   $   846,224             0%          8% $   912,730   $   846,224         8%

EOP Deopsits:
  Demand Deposits - Noninterest Bearing    $   206,637   $   215,884   $   207,885            (4)%         (1)% $   206,637   $   207,885        (1)%
  Demand Deposits - Interest Bearing            80,529        72,234        68,587            11%         17%      80,529        68,587        17%
  Savings/Money Market                         229,995       225,110       219,299             2%          5%     229,995       219,299         5%
  Time Deposits                                290,747       288,610       242,415             1%         20%     290,747       242,415        20%
Total EOP Deposits                         $   807,908   $   801,838   $   738,186             1%          9% $   807,908   $   738,186         9%

EOP Equity                                 $    74,574   $    73,527   $    65,733             1%         13% $    74,574   $    65,733        13%

Credit Quality Data
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EOP Non-Accrual Loans                      $         0   $        66   $         0          (100)%          N/A $         0   $         0         N/A
EOP Total Non-Performing Assets            $         0   $        66   $         0          (100)%          N/A $         0   $         0         N/A
EOP 90-day Past Due Loans                  $         0   $        66   $         0          (100)%          N/A $         0   $         0         N/A
EOP Net Charge-Offs / (Recoveries)         $        95   $       (48)  $        32          (298)%        197% $       406   $        19     2,037%
EOP Loan Loss Reserves                     $    11,154   $    10,673   $     9,651             5%         16% $    11,154   $     9,651        16%

Ratios
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Annualized ROA                                    0.60%        0.82%        0.12%         (27)%        400%        0.84%        0.70%      20%
Annualized ROE                                    7.30%       10.03%        1.58%         (27)%        362%       10.23%        9.07%      13%
Efficiency Ratio                                 73.63%       73.14%       86.47%           1%        (15)%       71.05%       74.53%      (5)%
Net Interest Margin                               4.27%        4.92%        6.11%         (13)%        (30)%        5.04%        5.95%     (15)%
Allowance for Loan Losses:
  to Total Loans                                  1.76%        1.73%        1.58%           2%         11%        1.76%        1.58%      11%
  to Non-Performing Loans                           ---%      16,171%          ---%        (100)%          N/A          ---%          ---%       N/A
Leverage Ratio                                   10.20%       10.25%        9.32%           0%          9%       10.20%        9.32%       9%

SIGNATURES

Pursuant to the requirement of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: JANUARY 25, 2002

Heritage Commerce Corp

By: /s/ Lawrence D. McGovern

Name: Lawrence D. McGovern

Executive Vice President and Chief Financial Officer